UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SAEXPLORATION HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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SAEXPLORATION HOLDINGS, INC.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of SAExploration Holdings, Inc. (the “Company,” “our” or “we”):

We are delivering this Notice and the accompanying Information Statement to inform our stockholders as of October 16, 2018 that on October 16, 2018, the holders of a majority of the shares of our common stock, $0.0001 par value per share (the “Common Stock”), adopted resolutions by written consent, in lieu of a meeting of stockholders, to (1) ratify and confirm (A) the terms of our offering, issuance and sale (the “Convertible Notes Transaction”) of 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) and (B) the participation in the Convertible Notes Transaction of Mr. Jeff Hastings, our chairman of the Board and chief executive officer (the “Officer Participation”); (2) amend our Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 (the “Share Increase”); and (3) approve our amendment to the Amended and Restated 2018 Long-Term Incentive Plan (the “LTIP Amendment”). A copy of the amendment to the Charter is attached hereto as Annex A (the “Charter Amendment”), and a copy of the LTIP Amendment is attached hereto as Annex B. Our board of directors (the “Board of Directors”) may, in its sole discretion, elect not to implement any Share Increase or the LTIP Amendment.

The Convertible Notes Transaction and Officer Participation were ratified and confirmed, and the Charter Amendment and LTIP Amendment were approved, by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of our Second Amended and Restated By-laws (as amended, the “By-laws”), which permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. All necessary corporate approvals in connection with the Convertible Notes Transaction, Officer Participation and adoption of the Charter Amendment, Share Increase and LTIP Amendment have been obtained.

The LTIP Amendment will become effective upon the effectiveness of the approval by the stockholders of the Company and we anticipate the Charter Amendment reflecting the Share Increase will be filed and become effective in each case as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

The Information Statement is being furnished to the holders of our Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules thereunder and Section 2.12 of the By-laws solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to (1) file the Charter Amendment and (2) effect the LTIP Amendment as soon as twenty calendar days following the sending of this Notice and the accompanying Information Statement, or as soon thereafter as is reasonably practicable.

The Convertible Notes Transaction, Officer Participation, Charter Amendment, Share Increase, and LTIP Amendment were approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement.

IMPORTANT NOTICE:

THIS NOTICE AND OUR INFORMATION STATEMENT CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: https://www.cstproxy.com/saexploration/info2018.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on October 16, 2018.

By Order of the Board of Directors

Brent Whiteley

Chief Financial Officer, General Counsel and Secretary

October 30, 2018

SAEXPLORATION HOLDINGS, INC.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “we,” “our,” “us,” the “Company” and similar expressions refer to SAExploration Holdings, Inc., a Delaware corporation.

This Information Statement is being sent to inform our stockholders that we have obtained consent from the holders of a majority of the shares of our common stock, $0.0001 par value per share (the “Common Stock”), to (1) ratify and confirm (A) the terms of our offering, issuance and sale (the “Convertible Notes Transaction”) of 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) and (B) the participation in the Convertible Notes Transaction of Mr. Jeff Hastings, our chairman of the Board and chief executive officer (the “Officer Participation”); (2) amend our Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 (the “Share Increase”); and (3) approve our amendment to the Amended and Restated 2018 Long-Term Incentive Plan (the “LTIP Amendment”). A copy of the Charter Amendment is attached hereto as Annex A, and a copy of the LTIP Amendment is attached hereto as Annex B. Our Board of Directors may, in its sole discretion, elect not to implement any Share Increase or the LTIP Amendment.

The LTIP Amendment will become effective upon the effectiveness of the approval by the stockholders of the Company and we anticipate the Charter Amendment reflecting the Share Increase will be filed and become effective in each case as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

This Information Statement is being sent on or about October 30, 2018 to our stockholders of record as of October 16, 2018 (the “Record Date”). This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by the Delaware General Corporation Law (the “DGCL”) and pursuant to Section 2.12 of our Second Amended and Restated By-laws (as amended, the “By-laws”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.

The date of this Information Statement is October 30, 2018.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

The holders of a majority of our outstanding Common Stock (the “Consenting Stockholders”) who executed a written consent (the “October Stockholders’ Consent”) ratifying and confirming the Convertible Notes Transaction and Officer Participation and approving the amendment to the Charter reflecting the Share Increase, attached hereto as Annex A (the “Charter Amendment”) and LTIP Amendment, attached hereto as Annex B, as described herein, collectively beneficially owned 1,489,311 shares of our outstanding Common Stock as of the Record Date. As of the Record Date, there were 2,915,703 shares of our Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

We are not seeking consents, authorizations or proxies from you. Section 228 of the DGCL (“Section 228”) and Section 2.12 of the By-laws provide that the written consent of the holders of outstanding shares of stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the Charter Amendment reflecting the Share Increase and LTIP Amendment.

As of the Record Date, we had 2,915,703 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Record Date, the Consenting Stockholders collectively beneficially owned 1,489,311 shares of Common Stock, which represents a majority of our outstanding Common Stock. Accordingly, the written consent executed by the Consenting Stockholders pursuant to Section 228 and Section 2.12 of the By-laws is sufficient to approve the Charter Amendment reflecting the Share Increase and LTIP Amendment and no further stockholder action is required to approve these matters.

Notice Pursuant to Section 228

Pursuant to Section 228 and Section 2.12 of the By-laws, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 and Section 2.12 of the By-laws.

IMPORTANT NOTICE: THIS INFORMATION STATEMENT CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: https://www.cstproxy.com/saexploration/info2018.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

RATIFICATION AND CONFIRMATION OF CONVERTIBLE NOTES TRANSACTION

Convertible Notes Transaction

On August 14, 2018, we obtained consent from the holders of a majority of shares of the Common Stock (the “August Stockholders’ Consent”) then issued and outstanding to issue secured convertible notes that would be convertible into shares of Common Stock constituting greater than 20% of the then-outstanding shares of Common Stock on a fully diluted basis after giving effect to the dilution from full conversion of such secured convertible notes and other corporate actions, including a reverse stock split, at an anticipated conversion price prior to giving effect to the reverse stock split of approximately $0.42 (or, after giving effect to the reverse stock split, of approximately $8.40) per share of Common Stock (as of the entry into the August Stockholders’ Consent).

On September 26, 2018, we issued $60 million aggregate principal amount of the Convertible Notes (the “Convertible Notes Offering”) at an offering price equal to 100% of par pursuant to that certain indenture (the “Indenture”), dated as of September 26, 2018, by and among the Company, certain other subsidiaries, as guarantors (collectively, the “Notes Guarantors”), and Wilmington Savings Fund Society, FSB, as trustee and collateral trustee. We sold the Convertible Notes pursuant to that certain Note Purchase Agreement, dated as of September 26, 2018 (the “Note Purchase Agreement” and, together with the Indenture and the transactions contemplated thereby, the “Convertible Notes Transaction”), by and among the Company, the Notes Guarantors and the purchasers thereto (the “Purchasers”), which include the Consenting Stockholders (the “Holders”).

The Indenture and form of Note, which is attached as an exhibit to the Indenture, provide, among other things, that the Convertible Notes bear interest of 6.00% per year from September 26, 2018 (payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on December 15, 2018), and will mature on September 26, 2023.

The Convertible Notes are convertible at the Holder’s option, subject to our right to cash settle described below, into (i) shares of Common Stock (the “Conversion Shares”) or (ii) for certain Permitted Holders (as defined in the Indenture), warrants (the “Conversion Warrants”) to purchase an equal number of shares of Common Stock at an exercise price of $0.0001 per share, subject to customary adjustments (such shares, the “Conversion Warrant Shares”), each at an initial conversion rate of 173.91304 shares or warrants per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $5.75 per share of Common Stock as of the date of issuance. Subject to the Share Increase to permit full conversion of the Convertible Notes as described further below, there are approximately 7.490 million shares of Common Stock issued or issuable upon exercise of our outstanding warrants, and 10.435 million shares of Common Stock will be issuable upon full conversion of the Convertible Notes and/or exercise of the Conversion Warrants, and collectively, with the 2,750,000 shares of Common Stock reserved for our Amended and Restated 2018 LTIP, constitute 91.1% of our total shares of Common Stock currently outstanding or issuable.

The conversion rate is subject to adjustment in some events. In addition, following certain corporate events that occur prior to the maturity date, we will increase, in certain circumstances, the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event. Upon conversion, we may satisfy our conversion obligation by paying or delivering, as applicable, cash, the Conversion Shares or Warrant Conversion Shares (to the extent elected by a Permitted Holder) or a combination of cash and Conversion Shares or cash and Warrant Conversion Shares (to the extent elected by a Permitted Holder), at our election. If the Permitted Holders elect to convert their Convertible Notes into Conversion Warrants, we will issue such Conversion Warrants pursuant to a form of warrant agreement included as an exhibit to the Note Purchase Agreement.

We may not redeem the Convertible Notes prior to October 1, 2021. After October 1, 2021, we may redeem all or part of the Convertible Notes, at our option, if the last reported sale price of the Common Stock has been at least 150% of the conversion price then in effect (i) on the trading day immediately preceding the date on which we provide notice of redemption and (ii) for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, payable in cash, plus accrued and unpaid interest and any make whole premium (as described in the Indenture).

If a Fundamental Change (as defined in the Indenture) occurs, then holders of the Convertible Notes may, subject to certain restrictions, require us to repurchase for cash all or part of the Convertible Notes in principal amounts of $1,000 or an integral multiple thereof at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest thereon to, but excluding, such date of repurchase.

The Convertible Notes Offering was made pursuant to the exemptions from registration afforded by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). Each Purchaser who executed the Note Purchase Agreement represented to us that such Purchaser (and accounts for which it is acting as an investment advisor or manager) is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities being purchased by such Purchaser are being acquired for its own account (or for the accounts for which it is acting as investment advisor or manager) and for investment purposes and not with a view toward future resale or transfer therewith. We do not intend to register the Convertible Notes, but is obligated to register the resales (as described further below) of (i) the Conversion Shares, if any, and (ii) the Conversion Warrant Shares, if any. Until such time as the Convertible Notes, Conversion Shares or Conversion Warrant Shares are registered under the Securities Act, they will be subject to restrictions on transfer.

The Indenture contains customary affirmative and negative covenants, including limitations on the incurrence of certain indebtedness and liens; restrictions on fundamental changes; disposal of assets; entry into certain investments; transactions with affiliates; use of proceeds; issuance of stock; and other payments and distributions.

The Indenture contains customary events of default that include, among others, non-payment of principal, interest or fees, violation of covenants, bankruptcy and insolvency events, material judgments and cross defaults to material indebtedness. The occurrence of an event of default could result in the acceleration of our obligations under the Convertible Notes or our obligation to pay additional interest on the principal amount of the Convertible Notes.

Nasdaq Stockholder Approval Requirements

Convertible Notes Transaction

Nasdaq Listing Rule 5635(d), or the 20% Rule, requires a listed company to obtain stockholder approval if, in connection with the private offering of securities, (i) the number of shares of Common Stock issued equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance and (ii) the price at which the Common Stock is issued (or is issuable) is less than the greater of (A) the book value of the Common Stock from the company’s most recent public filing at the time the binding agreement to issue the securities is entered into or (B) the market value of the Common Stock immediately preceding such time. Accordingly, the 20% Rule applies to the Convertible Notes Transaction.

A majority of our stockholders approved the issuance of a number of shares of Common Stock in an amount exceeding 20% of the outstanding shares of Common Stock issuable upon conversion of secured convertible notes in the August Stockholders’ Consent. The terms of the Convertible Notes Transaction were finalized subsequent to the August Stockholders’ Consent. Therefore, we obtained the October Stockholders’ Consent in order for the majority of our stockholders to ratify and confirm the terms of the Convertible Notes Transaction.

Officer Participation

Mr. Jeff Hastings, our chairman of the Board of Directors and chief executive officer, in order to induce the other Purchasers to enter into the Note Purchase Agreement, entered into the Note Purchase Agreement as a Purchaser on an arm’s-length basis and purchased $1 million in principal amount for his own account (or approximately 1.7% of the Convertible Notes issued).

Pursuant to Nasdaq Listing Rule 5635(c), approval of a majority of our stockholders is required to establish an equity compensation plan or other equity compensation arrangement pursuant to which our Common Stock may be acquired by officers, directors, employees or consultants. With respect to the Officer Participation, Nasdaq has determined that the conversion of the Convertible Notes at the discounted exercise price (as compared to the closing price of the Common Stock as of the date of issuance) could constitute an equity compensation arrangement for Mr. Hastings. Under the DGCL, the Charter and the By-laws, stockholder approval may be obtained, without a meeting of our stockholders, by the written consent of the stockholders representing a majority of the voting power of our outstanding shares of Common Stock. Accordingly, the Officer Participation was ratified and confirmed by the October Stockholders’ Consent.

Certain Risks Associated with the Convertible Notes Transaction

Conversion of the Convertible Notes pursuant to the Convertible Notes Transaction will result in substantial dilution and substantially impact our market capitalization, as discussed under “—Consequences of Ratifying and Confirming the Issuance of Shares” below.

Consequences of Ratifying and Confirming the Issuance of Shares Underlying the Convertible Notes

Dilution: We plan to issue shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes.

Market Effects: The Common Stock issued upon conversion of the Convertible Notes is restricted stock and will not be freely transferable. Nevertheless, transfers and resales of the Common Stock pursuant to exemptions from the registration requirements of the Securities Act, including future sales pursuant to Rule 144 under the Securities Act, may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of the Common Stock issued upon conversion of the Convertible Notes are sold (or if it is perceived that they may be sold) into the public market, pursuant to the requirements of Rule 144 or otherwise, the trading price of our Common Stock at such time could be adversely affected.

The current holders of Common Stock have no preemptive rights to purchase any shares of Common Stock that may be issued and the Board of Directors has no plans to grant such rights with respect to any such shares.

Interests of Our Directors and Officers

Upon conversion of the Convertible Notes, Mr. Hastings would receive 173,913 shares of Common Stock upon full conversion of the $1 million aggregate principal of the Convertible Notes. Consequently, Mr. Hastings has an interest in the ratification and confirmation of the Convertible Notes and the Officer Participation. See also “Approval of Share Increase—Interests of Our Directors and Officers.”

Mr. Hastings has no plans to convert the Convertible Notes at this time.

APPROVAL OF SHARE INCREASE

Our Board of Directors unanimously adopted a resolution pursuant to which it has sought stockholder approval to authorize the Board of Directors to potentially increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000. In addition, the Consenting Stockholders have executed the Consent approving the Charter Amendment reflecting the Share Increase as described herein.

Effective Date of the Charter Amendment

The Board of Directors and the Consenting Stockholders have approved the Share Increase to be effective concurrent with the filing of the Charter Amendment with the Secretary of State of Delaware. However, the Board of Directors may, in its sole discretion, elect not to implement any increase in the number of authorized shares of Common Stock. We anticipate the Charter Amendment reflecting the Share Increase will be filed and become effective as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

Consequences of Approving the Share Increase

Dilution

The Share Increase will allow for the Convertible Notes to be exercised in full, which could result in substantial dilution and substantially impact our market capitalization. Furthermore, the Consenting Stockholders have approved the LTIP Amendment to prevent dilution to our management as a result of the Convertible Notes Transaction to increase the number of awards that may be granted to officers and directors, which may also result in dilution and impact our market capitalization. See “Approval of the SAExploration Holdings, Inc. Amendment to Amended and Restated 2018 LTIP—Description of the LTIP Amendment—Purpose of Amendment.” See also “Ratification and Confirmation of Convertible Notes Transaction—Consequences of Ratifying and Confirming the Issuance of Shares Underlying the Convertible Notes” for further information regarding the consequences of approving the Share Increase.

Potential Anti-Takeover Effects of the Increase in Authorized Shares

The implementation of the Share Increase will have the effect of increasing the number of authorized shares of Common Stock available for issuance, and thereby increase the number of authorized but unissued shares of Common Stock. Under certain circumstances this may have an anti-takeover effect. We could use these authorized but unissued shares to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased number of authorized but unissued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed Charter Amendment is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of us. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Interests of Our Directors and Officers

Except in their capacity as stockholders (which interest does not differ from that of the other holders of Common Stock) and as described below, none of our officers, directors, or any of their respective affiliates has any interest in the Charter Amendment reflecting the Share Increase or LTIP Amendment. However, as described above, Mr. Hastings holds $1 million principal amount of Convertible Notes and would potentially be disadvantaged if we did not have enough authorized shares of Common Stock to allow for the full conversion of the Convertible Notes.

APPROVAL OF THE SAEXPLORATION HOLDINGS, INC. AMENDMENT TO AMENDED &

RESTATED 2018 LONG-TERM INCENTIVE PLAN

Below is a summary of the material terms of the LTIP Amendment. The following description is qualified in its entirety by reference to the LTIP Amendment, which is attached to this Information Statement as Annex B.

Description of the LTIP Amendment

Purpose of Amendment

The SAExploration Holdings, Inc. 2018 Long-Term Incentive Plan was originally adopted by our Board of Directors and our stockholders on January 26, 2018, was amended and restated as adopted by the Board of Directors and our stockholders effective as of September 13, 2018. The purpose of the LTIP Amendment is to adjust the amounts of shares of Common Stock that are issuable for grants of awards, including MIP Awards (as defined below). The adjustments reflect our recent 20-for-1 reverse stock split as well as the Convertible Notes Transaction, as described below.

Amendment to Section 5 – Grants of Awards; Shares Subject to the Plan; Limitations

Subject to adjustment to reflect certain corporate transactions or changes in our capital structure, the shares that may be issued pursuant to awards will be our Common Stock subject to the following limitations: an aggregate of 2,750,000 shares of Common Stock for issuance under the Amended and Restated 2018 LTIP (a decrease from 35,000,000 shares to reflect the reverse stock split and to prevent dilution related to the Convertible Notes Transaction), which includes 1,791,056 shares of Common Stock (a decrease from 27,562,430 shares to reflect the reverse stock split and to prevent dilution related to the Convertible Notes Transaction) for issuance in respect of MIP Awards, which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted basis after giving effect to dilution from full conversion of any of our securities convertible into shares of Common Stock, including the Convertible Notes (the “MIP Reserve”). No more than 5,000 shares of Common Stock may be granted in respect of incentive stock options under the LTIP Amendment to any single participant during any single calendar year (a decrease from 100,000 shares to reflect the reverse stock split).

Description of the Amended and Restated 2018 LTIP

Purpose

The purpose of the Amended and Restated 2018 LTIP is to provide a means through which we may attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors, our subsidiaries and our affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

Eligibility

Our directors, officers, employees, consultants and advisors and those of our subsidiaries, will be eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the Amended and Restated 2018 LTIP other than any cash-based award.

Administration

Our compensation committee will administer the Amended and Restated 2018 LTIP. Among other responsibilities, our compensation committee will select participants and determine the type of awards to be granted to participants, the number of shares of Common Stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the Amended and Restated 2018 LTIP.

Amendment or Termination

The Amended and Restated 2018 LTIP will terminate on the tenth anniversary of the earlier of its adoption by our Board of Directors or approval by our stockholders, unless terminated earlier by our Board of Directors. No awards will be granted under the Amended and Restated 2018 LTIP after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the Amended and Restated 2018 LTIP. Our Board of Directors may amend or terminate the Amended and Restated 2018 LTIP (or any portion thereof) at any time. Subject to the terms of the award agreement, the compensation committee may amend or terminate any award granted under the Amended and Restated 2018 LTIP. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination of the Amended and Restated 2018 LTIP or award would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.

Options

Our compensation committee may, in its discretion, grant incentive stock options and nonqualified stock options to participants. All options granted under the Amended and Restated 2018 LTIP will be nonqualified stock options unless the award agreement states that the option is an incentive stock option. Directors, officers, employees, consultants and advisors may be granted nonqualified stock options, but only employees may be granted incentive stock options. Our compensation committee will determine the exercise price of options granted under the Amended and Restated 2018 LTIP. Subject to certain exceptions, the exercise price of an incentive or nonqualified stock option shall be at least 100% (and in the case of an incentive stock option granted to a more than 10% stockholder, 110%) of the fair market value of the Common Stock subject to the option on the date the option is granted. Our compensation committee will determine, in its sole discretion, the terms of each option. Options may not be exercisable for more than ten years from the date they are granted (five years in the case of an incentive stock option granted to a more than 10% stockholder).

Acceptable consideration for the purchase of our Common Stock issued upon the exercise of a stock option will include cash, check, cash equivalent and/or shares of our Common Stock (or attestation thereof), and our compensation committee may permit other forms of consideration, including (1) a broker-assisted cashless exercise or (2) a reduction of the number of shares deliverable upon exercise. Any fractional amounts will be settled in cash.

Unless otherwise determined by our compensation committee in the award agreement or otherwise, unvested options will terminate upon the termination of employment or service of a participant and vested options will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause (as defined in the Amended and Restated 2018 LTIP). Vested options also will terminate upon the participant’s termination for cause.

Stock Appreciation Rights/SARs

Our compensation committee may, in its discretion, grant SARs to participants. Generally, SARs permit a participant to exercise the right and receive a payment equal to the value of our Common Stock’s appreciation over a period of time in excess of the fair market value of a share of our Common Stock on the date of grant of the SAR. SARs may be granted alone or in tandem with options and may be settled in cash, stock or a combination thereof. If a SAR is granted in tandem with an option, the SAR will become exercisable and will expire according to the same vesting schedule and expiration provisions as such option. A SAR granted independent of an option will become exercisable and will expire in such manner and on such date(s) as determined by our compensation committee. Our compensation committee will determine, in its sole discretion, the terms of each SAR.

Unless otherwise determined by our compensation committee in the award agreement or otherwise, unvested SARs will terminate upon the termination of employment or service of a participant and vested SARs will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause. Vested SARs also will terminate upon the participant’s termination for cause.

Restricted Stock and Restricted Stock Unit Awards

Our compensation committee may, in its discretion, grant restricted stock and/or restricted stock units (a hypothetical account that is paid in the form of shares of Common Stock or cash or a combination of both) to participants. Our compensation committee will determine, in its sole discretion, the terms of each restricted stock and restricted stock unit award. Subject to the terms of the award, the recipients of restricted stock generally will have the rights and privileges of a stockholder with respect to the restricted stock, including the right to vote the stock. Dividends, if any, that may have been withheld by the compensation committee and attributable to any particular share of restricted stock will be distributed to the participant in cash or shares of Common Stock upon the release of the restrictions applicable to such award. If a restricted stock award is forfeited, the participant will have no right to such dividends unless otherwise provided in the award agreement.

Upon the grant of a restricted stock award, the shares underlying the award will be registered in the name of the participant. Unless otherwise provided by our compensation committee in an award agreement or otherwise, restricted stock units will generally be settled in shares of Common Stock. However, our compensation committee will have discretion to pay restricted stock units, upon settlement, in cash, shares of Common Stock or a combination thereof.

Other Stock-Based Awards

Our compensation committee, in its discretion, may award unrestricted shares of Common Stock, or other awards denominated in Common Stock, to participants either alone or in tandem with other awards. Our compensation committee will determine, in its sole discretion, the terms of each other stock-based award.

Cash-Based Awards

Our compensation committee may award cash-based awards that are denominated or payable in cash to participants, either alone or in tandem with other awards. Our compensation committee will determine, in its sole discretion, the terms of each other cash-based award.

MIP Awards

Our compensation committee shall make grants of restricted stock units consistent with the relevant terms of the Restructuring Support Agreement covering shares of Common Stock subject to the MIP Reserve and to the following terms (“MIP Awards”):

Sixty percent (60%) of the initial MIP Reserve was granted pursuant to MIP Awards to members of the Company’s senior management promptly following the entry into the initial 2018 Long-Term Incentive Plan (“Initial MIP Awards”).  The remaining 40% of the MIP Reserve provided for in the Initial MIP Awards, along with new reserves provided for in the Amended and Restated 2018 LTIP, as amended by the LTIP Amendment, shall be allocated to MIP Awards based on the recommendation of the Company’s chief executive officer, subject to the approval of the compensation committee (the “Reserved MIP Awards”).

The Board has accelerated the vesting of half of the Initial MIP Awards. The remaining unvested Initial MIP Awards are scheduled to vest on January 29, 2021.

Subject to a participant’s continuing employment on the applicable vesting date, the Reserved MIP Awards shall become vested in accordance with vesting criteria established by the compensation committee; provided, that, the Reserved MIP Awards shall become fully vested no later than December 31, 2021.

In addition to the time-based vesting of MIP Awards, and subject to a participant’s continuing employment on the applicable vesting event, 100% of a participant’s MIP Awards will vest in full on the earliest to occur of: (i) the participant’s attainment of age 64, (ii) December 31, 2020, if the Participant’s Employment Agreement is not renewed, and (iii) the termination of the Participant’s employment for any reason other than (A) a termination for Cause (as defined in the applicable executive’s Employment Agreement) or (B) a termination by such Executive without Good Reason (as defined in the applicable executive’s Employment Agreement).

MIP Awards shall be settled in shares of Common Stock promptly upon the applicable vesting date(s) and/or vesting events by issuing one share of Common Stock in settlement for each restricted stock unit, notwithstanding the foregoing, Reserved MIP Awards shall be settled on the payroll date following January 1 of a given year with respect to Reserved MIP Awards that became vested in the prior calendar year to the extent vested within 30 days after each year end during the vesting period.

In the event of the termination of a participant’s employment for cause, all MIP Awards not previously settled, shall terminate and be forfeited.  In the event of the termination of a participant’s employment by a participant without Good Reason all unvested MIP Awards shall terminate and vested MIP Awards shall be settled in accordance with the applicable settlement provisions.

Adjustments in Capitalization

In general, in the event of (1) any dividend (other than regular cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, or other similar corporate transaction or event (including, without limitation, a “change in control” (as defined in the Amended and Restated 2018 LTIP)) that affects the shares of our Common Stock, (2) unusual or nonrecurring events (including, without limitation, a “change in control”) affecting the Company, any of our subsidiaries, or our or any of our subsidiaries’ financial statements, or (3) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, necessary or appropriate equitable adjustments (as determined by our compensation committee) will be made, including to the number of shares of our Common Stock or other of our securities (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted under the Amended and Restated 2018 LTIP or any other limit applicable under the Amended and Restated 2018 LTIP with respect to the number of awards which may be granted under the Amended and Restated 2018 LTIP, and the terms of any outstanding award, including the number of shares of Common Stock or other of our securities (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, the exercise or strike price with respect to any award or any applicable performance measures. In addition, our compensation committee may provide for a substitution or assumption of awards, the acceleration of the exercisability of, lapse of restrictions on, or termination of, awards or provide for a period of time for exercise prior to the occurrence of such event or cancel any award and cause a payment (in cash, shares of Common Stock, other securities, other property or any combination thereof) to be made to the award holders equal to the value of such awards, if any, as determined by our compensation committee.

Change in Control

In the event of a “change in control,” our compensation committee may (1) provide that all options and SARs will become immediately exercisable as of a time prior to the “change in control,” (2) provide that any restricted period imposed upon awards will expire as of a time prior to the “change in control,” (3) provide that any performance periods in effect on the date of the “change in control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by our compensation committee, and (4) cause any deferred awards to be settled as soon as practicable.

Section 409A

The Amended and Restated 2018 LTIP and the awards that may be granted thereunder are intended to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and shall be administered, construed and interpreted in accordance with such intent; provided, that, neither the Company, any affiliates, our Board of Directors, our compensation committee nor any other party guarantees such compliance or exemption and no such party shall have any liability to any participant if an award intended to comply with or be exempt from Section 409A of the Code does not comply or is not exempt from Section 409A of the Code as intended.

Transferability

Awards will generally not be transferable, but all awards will be transferable upon the participant’s death by will or the laws of descent and distribution. The compensation committee may permit awards, other than incentive stock options, to be transferred to the participant’s family members, a trust solely for the benefit of the participant or his or her family members, a partnership or limited liability company whose only partners or stockholders are the participant or his or her family members, or any other transferee as may be approved by our board of directors or the compensation committee. Designating a beneficiary will not be considered a transfer.

Clawback/Repayment

All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by our Board of Directors or our compensation committee and as in effect from time to time, and (2) applicable law.

Award Agreements

The terms and conditions of awards under the Amended and Restated 2018 LTIP will be outlined in a written award agreement between the Company and the participant.

Interests of Our Directors and Officers

Without the LTIP Amendment, the potential awards to our officers and directors under the Amended and Restated 2018 LTIP would be diluted by the Convertible Notes Transaction. Consequently, our officer and directors have an interest in the approval of the LTIP Amendment. See also “Ratification and Confirmation of Convertible Notes Transaction—Interests of Our Directors and Officers” and “Approval of Share Increase—Interests of Our Directors and Officers.”

Consequences of Approving the LTIP Amendment

See “Approval of Share Increase—Consequences of Approving the Share Increase—Dilution.”

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF THE INFORMATION STATEMENT

This Information Statement is available and can be accessed directly at the following Internet address: https://www.cstproxy.com/saexploration/info2018.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:

SAExploration Holdings, Inc.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

Attention: Investor Relations

Telephone: (281) 258-4409

Email: rabney@saexploration.com

STOCK OWNERSHIP

The following table sets forth information as of October 16, 2018 regarding the beneficial ownership of our Common Stock by:

•

each person known to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

•

each of our directors and our Named Executive Officers (as defined in the rules under the Exchange Act); and

•

all current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership as of October 16, 2018 (2)
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Directors and Executive Officers:
Jeff Hastings (3)	59,209	(4)	2.03%
Brent Whiteley	49,439		1.70%
Brian Beatty (3)	41,961		1.44%
Mike Scott (3)	16,676		*
Ryan Abney	11,286		*
Darin Silvernagle (5)	7,373		*
L. Melvin Cooper (6)	375		*
Gary Dalton	—		—
Jacob Mercer (7)	—		—
Michael Faust	—		—
Alan Menkes	—		—
All directors and executive officers as a group (11 persons)	186,319		6.39%

Five Percent Holders:
Whitebox Advisors LLC (8)	1,964,326		41.36%
DuPont Capital Management Corp. (9)	528,408		17.95%
BlueMountain Capital Management, LLC (10)	297,087		9.99%
Highbridge Capital Management, LLC (11)	293,192		9.99%
Morgan Stanley Investment Management Inc. (12)	323,787		9.99%
Amzak Capital Management, LLC (13)	164,020		5.63%

*     Less than 1%.

(1)

Unless otherwise indicated, the business address of each of the individuals is 1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079.

(2)

The percentage of beneficial ownership is calculated based on 2,915,703 shares of Common Stock deemed outstanding as of October 16, 2018.

(3)

The business address of this individual is 4860 25th Street SE, Calgary, Alberta, T2B 3M2.

(4)

Includes (i) 56,658 shares held directly by Jeff Hastings, (ii) 1,201 shares held directly by CLCH, LLC (“CLCH”), and (iii) 1,350 shares held indirectly through Speculative Seismic Investments, LLC (“SSI”). CLCH and SSI are both controlled by Mr. Hastings. The business address for CLCH is 4721 Golden Spring Circle, Anchorage, Alaska 99507. The business address for SSI is 11 Crestwood Dr., Houston, TX 77007.

(5)

The business address of this individual is 292131 Township Road 264, Rocky View County, Alberta, T4A 0N3.

(6)

The business address of the reporting person is 603 Shiloh Road, Bastrop, Texas 78602.

(7)

The business address of the reporting person is 3033 Excelsior Blvd., Suite 300, Minneapolis, Minnesota 55416.

(8)

The business address of the reporting person is 3033 Excelsior Blvd., Suite 300, Minneapolis, Minnesota 55416. The foregoing information was derived from a Schedule 13D/A filed on October 5, 2018, in which the reporting person identifies itself as having shared voting and dispositive power over 1,964,326 shares of our Common Stock, which includes (i) 130,450 shares of Common Stock and (ii) 1,833,876 additional shares of Common Stock issuable upon the exercise of 2,446,026 Series C Warrants, 4,997,800 Series D Warrants and 29,233,812 Series E Warrants, all of which the reporting person could exercise within 60 days of October 16, 2018. The Schedule 13D/A further indicated that Whitebox General Partner LLC has shared voting and dispositive power over 1,964,326 shares of Common Stock, Whitebox Multi-Strategy Partners, LP has shared voting and dispositive power over 1,172,389 shares of Common Stock, Whitebox Credit Partners, LP has shared voting and dispositive power over 393,695 shares of Common Stock, and Whitebox Asymmetric Partners, LP has shared voting and dispositive power over 289,199 shares of Common Stock.

(9)

The business address of the reporting person is 1 Righter Parkway, Suite 3200, Wilmington, DE 19803. The reporting person represented to us that it has sole voting and dispositive power over 499,979 shares of Common Stock. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 568,594 Series C Warrants convertible into 28,429 shares of Common Stock.

(10)

The business address of the reporting person is 280 Park Avenue, 12th Floor, New York, NY 10017. The reporting person represented to us that it has shared voting and dispositive power over 297,087 shares of Common Stock, which includes (i) 240,432 shares of Common Stock and (ii) 56,655 additional shares of Common Stock issuable upon the exercise of our Series C Warrants, Series D Warrants and Series E Warrants. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 2,317,413 Series C Warrants, 4,734,992 Series D Warrants and 25,319,122 Series E Warrants convertible into 1,618,576 shares of Common Stock. However, the warrant agreements for each series of warrants provides that, at all times a holder of Series C Warrants, Series D Warrants or Series E Warrants who is not a beneficial owner of 10% or more of the outstanding Common Stock, may only exercise up to that number of warrants so that, upon exercise, the aggregate beneficial ownership of Common Stock of such holder and all persons affiliated with such holder, is not more than 9.99% of Common Stock then outstanding (other than in connection with a change of control of the Issuer) (the “9.99% Blocker”). The number of shares of Common Stock and corresponding percentage set forth in the table above give effect to the 9.99% Blocker.

(11)

The business address of the reporting person is 40 West 57th Street, 32nd Floor, New York, New York 10019. The reporting person represented to us that it has shared voting and dispositive power over 293,192 shares of Common Stock, which includes (i) 275,505 shares of Common Stock and (ii) 17,687 additional shares of Common Stock issuable upon the exercise of our Series C Warrants, Series D Warrants and Series E Warrants. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 1,849,763 Series C Warrants, 1,836,004 Series D Warrants and 9,109,475 Series E Warrants convertible into 639,762 shares of Common Stock. However, the holder’s exercise of the Series C Warrants, Series D Warrants and Series E Warrants is subject to the 9.99% Blocker. Therefore, the number of shares of Common Stock and corresponding percentage set forth in the table above give effect to the 9.99% Blocker.

(12)

The business address of the reporting person is 522 Fifth Avenue, 6th Floor, New York, New York 10036. The foregoing information was derived from our knowledge of the reporting person’s ownership of an aggregate of 529,224 Series C Warrants, 179,574 Series D Warrants, and 7,792,625 Series E Warrants convertible into 425,071 shares of Common Stock. However, the holder’s exercise of the Series C Warrants and Series E Warrants is subject to the 9.99% Blocker. Therefore, the number of shares of Common Stock and corresponding percentage set forth in the table above give effect to the 9.99% Blocker.

(13)

The business address of the reporting person is 980 N Federal Highway, Suite 315, Boca Raton, FL 33432. The foregoing information was derived from our knowledge of the reporting person’s ownership of an aggregate of 164,020 shares of Common Stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to our financial condition, results of operations, cash flows and business, and our expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from our expectations are discussed below. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements.

Factors that could cause actual results to vary materially from our expectations include the following:

•

developments with respect to the Alaskan oil and natural gas exploration tax credit system that may continue to affect the willingness of third parties to participate in financing and monetization transactions and our ability to timely monetize tax credits that have been assigned to us by our customer;

•

changes in the Alaskan oil and natural gas exploration tax credit system that may significantly affect the level of Alaskan exploration spending;

•

fluctuations in the levels of exploration and development activity in the oil and natural gas industry;

•

intense industry competition;

•

limited number of customers;

•

credit and delayed payment risks related to our customers;

•

the availability of liquidity and capital resources, including our need to obtain additional working capital and refinance or replace our credit facility and our senior term facility, limited ability to make capital expenditures due to our current liquidity and cash flow situation and the potential impact this has on our business and competitiveness;

•

need to manage rapid growth and contraction of our business;

•

delays, reductions or cancellations of service contracts;

•

operational disruptions due to seasonality, weather and other external factors;

•

crew availability and productivity;

•

whether we enter into turnkey or term contracts;

•

high fixed costs of operations;

•

substantial international business exposing us to currency fluctuations and global factors, including economic, political and military uncertainties;

•

ability to retain key executives; and

•

need to comply with diverse and complex laws and regulations.

You should refer to our periodic and current reports filed with the SEC and the risk factors from our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of our forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Information Statement may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this Information Statement are cautioned not to place undue reliance on the forward-looking statements.

INCORPORATION BY REFERENCE OF CERTAIN DOCUMENTS

The SEC allows us to “incorporate by reference into this Information Statement the information we have filed with the SEC, which means that we can disclose important information to you without actually including the specific information in this Information Statement by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement.

We incorporate by reference into this Information Statement the documents listed below:

•

Our Annual Report on Form 10-K for the year ended December 31, 2017;

•

Our Quarterly Reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018; and

•

Our Current Reports on Form 8-K (excluding information “furnished” on Items 2.02, 7.01 and 8.01 and related exhibits unless otherwise specified) filed on July 2, 2018, July 11, 2018, July 30, 2018, August 14, 2018, September 11, 2018, September 19, 2018, October 2, 2018, October 5, 2018 and October 19, 2018.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

You may request a copy of any document incorporated by reference in this Information Statement and any exhibit specifically incorporated by reference in those documents, at no cost, by writing or telephoning us at the following address or phone number:

SAExploration Holdings, Inc.

1160 Dairy Ashford, Suite 160

Houston, Texas 77079

Attention: Corporate Secretary

Telephone: (281) 258-4400

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information (File No. 001-35471) with the SEC pursuant to the Exchange Act. For further information regarding us, please see our filings with the SEC, including our annual, quarterly, and current reports and proxy statements, which you may read and copy at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our public filings with the SEC are also available to the public on the SEC’s website at www.sec.gov.

We maintain a website at www.saexploration.com. The information on our website or on any other website is not, and you must not consider such information to be, a part of this Information Statement. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.

By Order of the Board of Directors

Brent Whiteley

Chief Financial Officer, General Counsel and Secretary

October 30, 2018

ANNEX A

FOURTH CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SAEXPLORATION HOLDINGS, INC.

SAExploration Holdings, Inc. (the “Corporation”), a corporation duly incorporated and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Fourth Certificate of Amendment (this “Amendment”) to the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation (as amended by Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 5, 2018, the Second Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 13, 2018 and the Third Certificate of Amendment to the Certificate of Incorporation on September 13, 2018 and as heretofore amended) and hereby certifies as follows:

1.

Section 4.1 of Article IV of the Corporation’s Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

4.1

Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 41,000,000, shares, divided into (a) 40,000,000 shares of Common Stock, with the par value of $0.0001 per share (the “Common Stock”), and (b) 1,000,000 shares of Preferred Stock, with the par value of $0.0001 per share (the “Preferred Stock”). The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, and no separate vote of such class of stock the authorized number of which is to be increased or decreased shall be necessary to effect such change.

2.

This Amendment was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation, in accordance with the provisions of Section 242(b) of the DGCL.

3.

This Amendment shall become effective upon its filing in accordance with the provisions of Section 103(d) of the DGCL.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this       day of                         , 2018.

SAEXPLORATION HOLDINGS, INC.

By:
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

A-2

ANNEX B

SAEXPLORATION HOLDINGS, INC.

AMENDMENT TO

AMENDED AND RESTATED 2018 LONG-TERM INCENTIVE PLAN

1. Purpose of Amendment.  The SAExploration Holdings, Inc. 2018 Long-Term Incentive Plan was originally adopted by the Board and the Company’s stockholders on January 26, 2018, was amended and restated as adopted by the Board and the Company’s stockholders effective as of September 13, 2018 and is hereby amended (as so amended and restated, the “Plan”). The Plan’s purpose is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company, its Subsidiaries and its Affiliates (the “Company Group”) can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Amendment to Section 5 – Grants of Awards; Shares Subject to the Plan; Limitations.

(b) Subject to adjustment in accordance with Section 12 of the Plan, the Committee is authorized to deliver under the Plan Awards subject to the following limitations: an aggregate of 2,750,000 shares of Common Stock for issuance under the Plan, which includes 1,791,056 shares of Common Stock for MIP Awards under the Plan (as described below), which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted, as-converted basis after giving effect to dilution from full conversion of any Company preferred shares and/or secured convertible notes convertible into Common Stock and full exercise of any Company warrants (the “MIP Reserve”).  No more than 5,000 shares of Common Stock may be granted in respect of incentive stock options under the Plan to any single participant during any single calendar year.

B-1